Long-term incentive compensation plan	9 Months Ended
Sep. 30, 2012
Long-term incentive compensation plan
Long-term incentive compensation plan

16           Long-term incentive compensation plan

Under the terms of the long-term incentive compensation plan, the participants, restricted to certain executives, may elect to allocate part of their annual bonus to the plan. The allocation is applied to purchase preferred shares of Vale, through a predefined financial institution, at market conditions and with no benefit provided by Vale.

The shares purchased by each executive are unrestricted and may, at the participant’s discretion, be sold at any time. However if, the shares are held for a three-year period and the executive is continually employed by Vale during that period.  The participant then becomes entitled to receive from Vale a cash payment equivalent to the total amount of shares held, based on the market rates, the total shares linked to the plan at September 30, 2012 and December 31, 2011, are 4,430,289 and 3,012,538, respectively.

Additionally, as a long-term incentive certain eligible executives have the opportunity to receive at the end of the triennial cycle, a certain number of shares at market rates, based on an evaluation of their career and performance factors measured as an indicator of total return to stockholders.

We account for the compensation cost provided to our executives under this long-term incentive compensation plan, following the requirements for Accounting for Stock-Based Compensation. Liabilities are measured at each reporting date at fair value, based on market rates. Compensation costs incurred are recognized, over the defined three-year vesting period. At September 30, 2012, December 31, 2011, we recognized a liability of US$67, US$109, respectively.